Income Taxes	12 Months Ended
Jan. 31, 2015
Income Taxes [Text Block]

13. Income Taxes

The reconciliation of income tax provision computed at statutory rates to reported income tax provision is as follows:

January 31,	2015	2014
	34%	34%
Loss for the year	$(21,078,265)	$(4,238,490)

Expected income tax recovery	(7,167,000)	(1,441,100)
Non-deductible other expenses	483,000	259,100
Non-deductible financing fees	541,500	80,000
Non-deductible derivative expense	4,090,000	58,000
Non-deductible derivative mark-to-market adjustments	(653,000)	(3,000)
Effect of foreign exchange and other adjustments	(1,000)	(19,700)
Change in valuation allowance	2,706,000	1,066,700

Total income tax expense	$-	$-

Significant components of the Company’s net deferred tax assets at January 31, 2015 and 2014:

January 31,	2015	2014

Temporary differences relating to:
Net operating loss carry forwards	$3,627,000	$1,049,300
Equipment and intangible assets	12,800	(7,600)
Stock based compensation	1,451,600	318,300
	5,091,400	1,360,500
Valuation allowance	(5,091,400)	(1,360,500)

Net deferred taxes	$-	$-

Deferred tax assets and liabilities are determined based on temporary basis differences between assets and liabilities reported for financial reporting and tax reporting. The ultimate realization of the net deferred tax asset is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company considers projected future taxable income, recent financial performance and tax planning strategies in making this assessment. The Company is required to record a valuation allowance to reduce its net deferred tax asset to the amount that is more likely than not to be realized. Accounting guidance allows the Company to look to future earnings to support the realizability of the net deferred assets. Since the Company has had cumulative net operating losses since inception, the ability to use forecasted future earnings is diminished. As a result, the Company concluded a full valuation allowance against the net deferred tax asset was appropriate. At January 31, 2015 and 2014 the total change in valuation allowance for items affecting the current year was $2,706,000 and $1,066,700, respectively.

At January 31, 2015, the Company had accumulated net operating losses in Canada totaling approximately $1,800,000 (2014: $1,666,000), which may be available to reduce taxable income in Canada in future taxation years. At January 31, 2015, the Company had accumulated net operating losses in USA totaling approximately $10,666,000 (2014: $1,419,000), which may be available to reduce taxable income in the United States in future taxation years. Unless previously utilized, these net operating losses will begin to expire in 2025.

The Company files income tax returns in the United States and Canada. All of the Company’s tax returns are subject to tax examinations until the respective statute of limitations expires. The Company currently has no tax years under examination. The Company’s tax filings for the years 2012 to 2014 remain open to examination.

Based on management’s assessment of ASC Topic 740 Income Taxes , the Company does not have an accrual for uncertain tax positions as of January 31, 2015 and 2014. The Company does not anticipate significant changes to its unrecognized tax benefits within the next twelve months.